UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ________)

Filed by the Registrant          ☒

Filed by a Party other than the Registrant          ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CPI AEROSTRUCTURES, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The
Material On The Internet. You Will Be Asked
To Follow The Prompts To Vote Your Shares.

CPI AEROSTRUCTURES, INC.
CPI AEROSTRUCTURES, INC.	91 Heartland Blvd.
c/o Continental Proxy Services	Edgewood, New York 11717
1 State Street, New York NY 10004

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
to be held on
December 13, 2022

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2022 Annual Meeting of Shareholders of CPI Aerostructures, Inc. will be held at 91 Heartland Blvd, Edgewood, New York 11717, on Tuesday, December 13, 2022, at 1:30 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to elect to the Company’s Board of Directors, three persons nominated by the Board of Directors;

(2)	To consider approval of the compensation of the Company’s Named Executive Officers (“Say on Pay”);

(3)	To consider the appointment of RSM US LLP as the Company’s independent registered public accounting firm;

(4)	To address such other matters as may properly come before the 2022 annual meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3,.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
https://www.cstproxy.com/cpiaero/2022

CPI AEROSTRUCTURES, INC.

91 Heartland Blvd, Edgewood, NY 11717

Important Notice Regarding the Availability of Proxy Materials

For the 2022 Annual Meeting of Shareholders to be Held On December 13, 2022.

The following Proxy Materials are available to you to review at:

https://www.cstproxy.com/cpiaero/2022

-	the Company’s Annual Report for the year ended December 31, 2021.

-	the Company’s 2022 Proxy Statement.

-	the Proxy Card.

-	any amendments to the foregoing materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before November 29, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control Number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/cpiaero/2022 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.